CONFORMED


                               LETTER WAIVER


                                                     Dated as of April 16, 2001


To the banks, financial institutions and other institutional lenders
   (collectively, the "Lender Parties") party to the Intercreditor Agreement referred to below and to The Bank of Nova Scotia and Citibank, N.A., as debt coordinators (the "Debt Coordinators")



Ladies and Gentlemen:



                  We refer to the (i) Amendment, Modification, Restatement and General Provisions Agreement dated as of October 6, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "Facility Agreement") among The Warnaco Group, Inc. ("Group"), Warnaco Inc., the other direct and indirect Subsidiaries of Group party thereto, The Bank of Nova Scotia ("Scotiabank"), as Administrative Agent (the "Administrative Agent"), Scotiabank and Citibank, N.A., as Debt Coordinators (the "Debt Coordinators"), for themselves and as representatives of each of the Lender Parties, and State Street Bank and Trust Company, as Collateral Trustee (the "Collateral Trustee") and (ii) Intercreditor Agreement referred to in the Facility Agreement. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in Annex A to the Facility Agreement.

                  We hereby request that you waive, solely for the period commencing on the date hereof through May 16, 2001 (the "Waiver Termination Date"), the requirements of (i) Section 2.7 of the Facility Agreement for the Fiscal Quarter ended December 31, 2000, (ii) Section 2.8(b) of the Facility Agreement (provided, however, that Group shall deliver to the Administrative Agent and the Lender Parties no later than April 16, 2001 the annual audit report for Fiscal Year 2000 containing a Consolidated balance sheet of Group and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of income and cash flows of Group and its Subsidiaries for such Fiscal Year, together with the opinion of Deloitte & Touche LLP thereon) and (iii) Section 2.14(c) of the Facility Agreement with respect to the assets listed on Exhibit A hereto.

                  We agree that we will (i) not, and will not permit any other Loan Party to, request the issuance of any letter of credit under any Covered Facility for the period commencing on the date hereof through the Waiver Termination Date, other than as specified on Schedule I hereto (it being further understood that such permitted letters of credit will, to the extent practicable, be requested, subject to availability (including availability for issuance of international and foreign letters of credit), only under the New Trade Credit Facility and the facility numbered B.7 on
Schedule II to the Intercreditor Agreement, such that the dollar amount of letters of credit requested under such facilities will be as close to pro-rata as possible), (ii) deliver weekly on each Tuesday (or if Tuesday is not a Business Day, on the next succeeding Business Day), an 8-week rolling forecast of domestic cash flow for Group, duly certified by a Responsible Officer as having been prepared in a manner consistent with the cash flow forecasts previously delivered to the Debt Coordinators, and otherwise in form satisfactory to the Debt Coordinators, (iii) deliver by no later than April 20, 2001 to the Debt Coordinators and each of the Lender Parties a revised annual business plan for Fiscal Year 2001 and 2002, as prepared by management of Group in a manner consistent with the business plans previously delivered to the Debt Coordinators, and otherwise in form satisfactory to the Debt Coordinators and (iv) cooperate with and assist any financial consulting firm (the "Financial Adviser") retained by or on behalf of the Debt Coordinators pursuant to any engagement agreed to among Group, the Debt Coordinators and the Financial Adviser, in the performance of its services, including, without limitation, providing such Financial Adviser with adequate facilities and timely access to data, information and personnel of, in each case, the major operating divisions of Group and its Subsidiaries, all as may be reasonably requested by the Financial Adviser. The undersigned further agrees and acknowledges that the covenants set forth in this paragraph shall be treated for all purposes (including Article V of the Facility Agreement) as if they were covenants in the Facility Agreement.

                  This Letter Waiver and the agreements contained herein shall become effective as of the date first above written when, and only when, on or before the date hereof, the Administrative Agent shall have received (i) counterparts of this Letter Waiver executed by all of the Loan Parties and the Supermajority Lenders or, as to any of the Lender Parties, advice satisfactory to the Debt Coordinators that such Lender Party has executed this Letter Waiver and (ii) payment of all fees and expenses of the Debt Coordinators for which statements have been delivered on or prior to the date hereof (including the accrued fees and expenses and retainers of counsel and other advisers to the Debt Coordinators). This Letter Waiver is requested pursuant to the provisions of Section 2.2 of the Intercreditor Agreement.

                  The Facility Agreement and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party, the Debt Coordinators, the Administrative Agent or the Collateral Trustee under any of the Loan Documents or Covered Documents, nor constitute a waiver of any provision of any of the Loan Documents or Covered Documents.

                  On the day following the Waiver Termination Date, without any further action by any Lender Party, the Debt Coordinators, the Administrative Agent or the Collateral Trustee, all of the terms and provisions set forth in the Loan Documents shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and each Lender Party, the Debt Coordinators, the Administrative Agent and the Collateral Trustee shall have all of the rights and remedies afforded to them under the Loan Documents and Covered Documents as though no waiver had been granted hereunder.

                  Each of the undersigned Loan Parties, as Guarantors under the Parent Guaranty or the Subsidiary Guaranty, as applicable, hereby consents to the execution and delivery of this Letter Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Letter Waiver, the Guaranty to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                  If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by (i) faxing your signature page to Howard Fine (tel. 212-848-8654; fax 212-893-9951) by no later than 12:00 noon (NY time) on Thursday, April 12 and (ii) executing and returning two counterparts of this Letter Waiver to Howard Fine, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 at your earliest convenience.

                  This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.



             [remainder of this page intentionally left blank]


                  This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.


                                         Very truly yours,



                                         THE WARNACO GROUP, INC.

                                         By /s/ Stanley Silverstein
                                            ----------------------
                                         Title: Vice President and Secretary



Agreed as of the date first above written:

WARNACO INC.
DESIGNER HOLDINGS LTD.
OUTLET STORES, INC.
OUTLET HOLDINGS, INC.
RIO SPORTSWEAR, INC.
AEI MANAGEMENT CORPORATION
JEANSWEAR HOLDINGS, INC.
CALVIN KLEIN JEANSWEAR COMPANY
CKJ HOLDINGS, INC.
CKJ SOURCING, INC.
ABBEVILLE MANUFACTURING COMPANY
KAI JAY MANUFACTURING COMPANY
BLANCHE INC.
184 BENTON STREET INC.
WARNACO INTERNATIONAL INC.
WARMANA LIMITED
WARNACO SOURCING INC.
WARNER'S DE COSTA RICA INC.
AUTHENTIC FITNESS CORPORATION
AUTHENTIC FITNESS PRODUCTS INC.
WARNACO U.S., INC.
WARNACO MEN'S SPORTSWEAR, INC.
C.F. HATHAWAY COMPANY
WARNACO VENTURES LTD.
VENTURES LTD.
A.B.S. CLOTHING COLLECTION, INC.
WARNACO INTERNATIONAL, L.L.C.
AUTHENTIC FITNESS RETAIL INC.
AUTHENTIC FITNESS ON-LINE, INC.
CCC ACQUISITION CORP.
CCC ACQUISITION REALTY CORP.
UBERTECH PRODUCTS, INC.
WARNACO PUERTO RICO, INC.


By: /s/ Stanley Silverstein
    ---------------------------
    Name:  Stanley Silverstein
    Title: Vice President and Secretary



MYTRLE AVENUE, INC.


By:/s/ Carl Deddens
   ----------------------------
   Name:  Carl Deddens
   Title: Assistant Treasurer


GREGORY STREET, INC.


By:/s/ Carl Deddens
   ----------------------------
   Name:  Carl Deddens
   Title: Treasurer


PENHALIGON'S BY REQUEST, INC.


By:/s/ Stanley Silverstein
   ----------------------------
   Name:  Stanley Silverstein
   Title: Attorney-in-Fact


LINDA VISTA DE TLAXCALA, S.A. DE C.V.
WAC INTERNATINAL DISTRIBUCION DE PUEBLA, S.A. DE C.V.
CENTRO DE CORTE TETLA, S.A. DE C.V.
VISTA DE HUAMANTLA, S.A. DE C.V.
VISTA DE PUEBLA, S.A. DE C.V.
LINDA VISTA DE VERACRUZ, S.A. DE C.V.
OLGUITA DE MEXICO, S.A. DE C.V.
JUARMEX, S.A. DE C.V.
AUTHENTIC FITNESS DE MEXICO, S.A. DE C.V.
VISTA DE YUCATAN, S.A. DE C.V.
WARNER'S DE MEXICO, S.A. DE C.V.


By: /s/ Stanley Silverstein
    ----------------------------
    Name:  Stanley P. Silverstein
    Title: Director



WARNACO (HK) LTD
PENHALIGON'S LIMITED
PENHALIGON'S PACIFIC LIMITED
AUTHENTIC FITNESS (HK) LTD
G.J.M. (H.K.) MANUFACTURING LIMITED
DESIGNER HOLDINGS OVERSEAS LIMITED
WARNER'S AIGLON S.A.
WARNACO FRANCE SARL
EURALIS S.A.S.
LEJABY S.A.S.
CALVIN KLEIN FRANCE S.N.C.
IZKA S.C.
PMJ S.A.
WARNACO OF CANADA COMPANY
AUTHENTIC FITNESS OF CANADA INC.
WARNACO LAC ONE GMBH
WARNACO LAC TWO GMBH
ERATEX-WARNACO LAC TWO GMBH & CO. KG
WARNER'S (UNITED KINGDOM) LIMITED
PENHALIGON'S & JEAVONS INVESTMENT COMPANY LIMITED
MULMKION B.V.
DONATEX-WARNACO S.A.
WARNER'S COMPANY (BELGIUM)


By: /s/ Stanley Silverstein
    ----------------------------
    Name:  Stanley P. Silverstein
    Title: Director


WARNACO HOLLAND B.V.
WARNACO NETHERLANDS B.V.
WARNACO B.V.


By: /s/ Stanley Silverstein
    ----------------------------
    Name:  Stanley P. Silverstein
    Title: Director

By: /s/ William Finkelstein
    ----------------------------
    Name:  William S. Finkelstein
    Title: Director

Agreed as of the date first above written:

CITICORP USA, INC.                         THE BANK OF NOVA SCOTIA

By:  /s/ Gregory Frenzel                   By:  /s/ Todd Meller
     ----------------------                     ----------------------
     Title: Vice President                      Title: Managing Director

SCOTIA CAPITAL (USA) INC.                  SCOTIABANK EUROPE PLC

By:  /s/ Stuart P. Hensman                 By:  /s/ John Copley
    ----------------------                      ----------------------
    Title: Chief Executive Officer              Title: Director

MORGAN GUARANTY TRUST                      SOCIETE GENERALE
COMPANY OF NEW YORK
                                           By:  /s/ R. Wayne Hutton
By:  /s/ Houston A. Stebbins                    ----------------------
     ----------------------                     Title: Director
     Title: Vice President

COMMERZBANK AG, NEW YORK                   BANK OF AMERICA, N.A.
& GRAND CAYMAN BRANCHES
                                           By:  /s/ Peter R. Brach
By:  /s/ Peter Doyle                            ----------------------
     ----------------------                       Title: Principal
       Title: Vice President

By:  /s/ Bernd Kallmeyer
     ----------------------
     Title: Vice President

THE DAI-ICHI KANGYO BANK, LIMITED          FLEET NATIONAL BANK

By:  /s/ Azlan Ahmad                       By:  /s/ Ralph Palma
    ----------------------                      ----------------------
    Title: Assistant Vice President             Title: Senior Vice President

THE BANK OF NEW YORK                       GENERAL ELECTRIC CAPITAL CORPORATION

By:  /s/ Richard P. Hebner                 By:  /s/ Michael Lustbader
     ----------------------                     ----------------------
     Title: Vice President                      Title: Duly Authorized
                                                       Signatory

SUNTRUST BANK                              BANK OF TOYKO-MITSUBISHI TRUST
                                           COMPANY
By:  /s/ Maria C. Mamilovich
     ----------------------                By:  /s/ Rajendra Bhandari
     Title: Director                            ----------------------
                                                Title: Senior Vice President

HSBC                                       HUA NAN COMMERCIAL BANK, LTD.,
                                           LOS ANGELES BRANCH
By:  /s/ Salvatore J. Gullo
     ----------------------
     Title: Vice President                 By:  /s/ George Sheng-i Chang
                                                ----------------------
                                                Title: SVP & General Manager

MERITA BANK PLC                            BANK LEUMI USA

By:  /s/ Michael Maher                     By:  /s/ Joung Hee Hong
     ----------------------                     ----------------------
     Title: Senior Vice President               Title: Vice President

By:  /s/ Gary Weiss
     ----------------------
     Title: Vice President



                                                                  Schedule I to
                                                                  Letter Waiver

                             Letters of Credit



-------------------------------------------------------------------------------
            Week ending        Week ending       Week ending     Period ending
            April 20, 2001     April 27, 2001    May 4, 2001     May 16, 2001
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Domestic    $8,500,000         $9,000,000        $8,500,000      $12,800,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Foreign     $9,000,000         $9,000,000        $7,000,000      $11,200,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total       $17,500,000        $18,000,000       $15,500,000     $24,000,000
-------------------------------------------------------------------------------


Note: amounts of Letters of Credit not used in any period as specified above (or amounts forecast to be used for the period ending April 16, 2001, as previously disclosed to the Lender Parties in the Letter Waiver dated March 29, 2001, and not used during such period) may be used in the next succeeding period.



                                                                  Exhibit A to
                                                                  Letter Waiver

                               Certain Assets

Costa Rica Assets
Paris Apartment